                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of GelTex Pharmaceuticals, Inc. of our report dated February 22, 2000 relating to the financial statements of RenaGel LLC appearing in GelTex Pharmaceuticals, Inc.'s Current Report on Form 8-K for the year ended December 31, 1999. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

                                            /s/  PRICEWATERHOUSECOOPERS LLP
                                                 --------------------------
                                                 PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
March 6, 2000